                                                                     EXHIBIT 4.4




                                     UBS AG

                                       TO

                    [_____________________________________]
                                     Trustee




                                WARRANT INDENTURE



                            Dated as of [           ]

                                TABLE OF CONTENTS

                                                                                                                        PAGE
                                                                                                                        ----
PARTIES ...........................................................................................................        1
RECITALS OF THE COMPANY ...........................................................................................        1

                                                         ARTICLE ONE

                                   DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. Definitions ..........................................................................................        1
                 Act ..............................................................................................        2
                 Additional Amounts ...............................................................................        2
                 Affiliate ........................................................................................        2
                 Applicable Procedures ............................................................................        2
                 Authenticating Agent .............................................................................        2
                 Authorized Agent .................................................................................        2
                 Authorized Officer ...............................................................................        2
                 Board of Directors ...............................................................................        2
                 Board Resolution .................................................................................        2
                 Business Day .....................................................................................        2
                 Call Warrants ....................................................................................        2
                 Commission .......................................................................................        3
                 Company ..........................................................................................        3
                 Company Request ..................................................................................        3
                 convert, converted, conversion .................................................................        3
                 Corporate Trust Office ...........................................................................        3
                 corporation ......................................................................................        3
                 Depositary .......................................................................................        3
                 Event of Default .................................................................................        3
                 Exchange Act .....................................................................................        3
                 Expiration Date ..................................................................................        3
                 Final Date .......................................................................................        3
                 Global Security ..................................................................................        3
                 Group Executive Board ............................................................................        4
                 Holder ...........................................................................................        4
                 Indenture ........................................................................................        4
                 Investment Company Act ...........................................................................        4
                 Notice of Default ................................................................................        4
                 Officers' Certificate ............................................................................        4
                 Opinion of Counsel ...............................................................................        4
                 Outstanding ......................................................................................        4
                 Paying Agent .....................................................................................        5
                 Payment or Settlement Date .......................................................................        5
                 Person ...........................................................................................        5
                 Place of Payment .................................................................................        5

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture

                 Predecessor Security .............................................................................        5
                 Put Warrants .....................................................................................        5
                 Redemption Date ..................................................................................        5
                 Redemption Price .................................................................................        5
                 Responsible Officer ..............................................................................        5
                 Securities .......................................................................................        6
                 Securities Act ...................................................................................        6
                 Security Register ................................................................................        6
                 Subsidiary .......................................................................................        6
                 Trust Indenture Act ..............................................................................        6
                 Trustee ..........................................................................................        6
                 Vice President ...................................................................................        6
                 Warrants .........................................................................................        6
                 Warrant Property .................................................................................        6
SECTION 102. Compliance Certificates and Opinions .................................................................        6
SECTION 103. Form of Documents Delivered to Trustee ...............................................................        7
SECTION 104. Acts of Holders; Record Dates ........................................................................        8
SECTION 105. Notices, Etc., to Trustee and Company ................................................................        9
SECTION 106. Notice to Holders; Waiver ............................................................................       10
SECTION 107. Conflict with Trust Indenture Act ....................................................................       10
SECTION 108. Effect of Headings and Table of Contents .............................................................       10
SECTION 109. Successors and Assigns ...............................................................................       10
SECTION 110. Separability Clause ..................................................................................       11
SECTION 111. Benefits of Indenture ................................................................................       11
SECTION 112. Characterization of Warrants .........................................................................       11
SECTION 113. Governing Law ........................................................................................       11
SECTION 114. Submission to Jurisdiction; Appointment of Agent for Service of Process ..............................       11
SECTION 115. Legal Holidays .......................................................................................       12

                                                         ARTICLE TWO

                                                       SECURITY FORMS

SECTION 201. Forms Generally ......................................................................................       13
SECTION 202. Form of Face of Call Warrant .........................................................................       13
SECTION 203. Form of Reverse of Call Warrant ......................................................................       16
SECTION 204. Form of Face of Put Warrant ..........................................................................       20
SECTION 205. Form of Reverse of Put Warrant .......................................................................       23
SECTION 206. Form of Legend for Global Securities .................................................................       27
SECTION 207. Form of Trustee's Certificate of Authentication ......................................................       28

                                                        ARTICLE THREE

                                                       THE SECURITIES

SECTION 301. Amount Unlimited; Issuable in Series .................................................................       29
SECTION 302. Denominations ........................................................................................       31


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
SECTION 303. Execution, Authentication, Delivery and Dating .......................................................       31
SECTION 304. Temporary Securities .................................................................................       33
SECTION 305. Registration, Registration of Transfer and Exchange ..................................................       33
SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities .....................................................       35
SECTION 307. Persons Deemed Owners ................................................................................       36
SECTION 308. Cancellation .........................................................................................       36
SECTION 309. CUSIP Numbers ........................................................................................       37
SECTION 310. Calculation Agent ....................................................................................       37

                                                        ARTICLE FOUR

                                                 SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture ..............................................................       38
SECTION 402. Application of Trust Money and Warrant Property ......................................................       39

                                                        ARTICLE FIVE

                                                          REMEDIES

SECTION 501. Events of Default ....................................................................................       40
SECTION 502. Collection of Amounts Due and Suits for Enforcement by Trustee .......................................       41
SECTION 503. Trustee May File Proofs of Claim .....................................................................       41
SECTION 504. Trustee May Enforce Claims Without Possession of Securities ..........................................       42
SECTION 505. Application of Money Collected .......................................................................       42
SECTION 506. Limitation on Suits ..................................................................................       42
SECTION 507. Unconditional Right of Holders to Receive Money or Warrant Property Due With Respect to Securities and
             to Exercise  ................................................................................                43
SECTION 508. Restoration of Rights and Remedies ...................................................................       43
SECTION 509. Rights and Remedies Cumulative .......................................................................       43
SECTION 510. Delay or Omission Not Waiver .........................................................................       44
SECTION 511. Control by Holders ...................................................................................       44
SECTION 512. Waiver of Past Defaults ..............................................................................       44
SECTION 513. Undertaking for Costs ................................................................................       44
SECTION 514. Waiver of Usury, Stay or Extension Laws ..............................................................       45

                                                         ARTICLE SIX

                                                         THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities ..................................................................       46
SECTION 602. Notice of Defaults ...................................................................................       46
SECTION 603. Certain Rights of Trustee ............................................................................       46
SECTION 604. Not Responsible for Recitals or Issuance of Securities ...............................................       47
SECTION 605. May Hold Securities ..................................................................................       48
SECTION 606. Money or Warrant Property Held in Trust ..............................................................       48
SECTION 607. Compensation and Reimbursement .......................................................................       48


                                      -iii-
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
SECTION 608. Conflicting Interests ................................................................................       49
SECTION 609. Corporate Trustee Required; Eligibility ..............................................................       49
SECTION 610. Resignation and Removal; Appointment of Successor ....................................................       49
SECTION 611. Acceptance of Appointment by Successor ...............................................................       51
SECTION 612. Merger, Conversion, Consolidation or Succession to Business ..........................................       52
SECTION 613. Preferential Collection of Claims Against Company ....................................................       52
SECTION 614. Appointment of Authenticating Agent ..................................................................       52

                                                        ARTICLE SEVEN

                                      HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders ............................................       54
SECTION 702. Preservation of Information; Communications to Holders ...............................................       54
SECTION 703. Reports by Trustee ...................................................................................       54
SECTION 704. Reports by Company ...................................................................................       55

                                                        ARTICLE EIGHT

                                    CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. Company May Consolidate, Etc., Only on Certain Terms .................................................       56
SECTION 802. Successor Substituted ................................................................................       56

                                                        ARTICLE NINE

                                                   SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures Without Consent of Holders ...................................................       58
SECTION 902. Supplemental Indentures With Consent of Holders ......................................................       59
SECTION 903. Execution of Supplemental Indentures .................................................................       60
SECTION 904. Effect of Supplemental Indentures ....................................................................       60
SECTION 905. Conformity with Trust Indenture Act ..................................................................       60
SECTION 906. Reference in Securities to Supplemental Indentures ...................................................       60

                                                         ARTICLE TEN

                                                          COVENANTS

SECTION 1001. Payment or Delivery of Money or Warrant Property ....................................................       61
SECTION 1002. Maintenance of Office or Agency .....................................................................       61
SECTION 1003. Money and Warrant Property for Securities Payments and Deliveries to Be Held in Trust ...............       61
SECTION 1004. Statement by Officers as to Default .................................................................       63
SECTION 1005. Existence ...........................................................................................       63
SECTION 1006. Payment of Taxes and Other Claims ...................................................................       63
SECTION 1007. Payment of Additional Amounts .......................................................................       63
SECTION 1008. Waiver of Certain Covenants .........................................................................       64


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
                                                       ARTICLE ELEVEN

                                                  REDEMPTION OF SECURITIES

SECTION 1101. Applicability of Article ............................................................................       66
SECTION 1102. Election to Redeem; Notice to Trustee ...............................................................       66
SECTION 1103. Selection by Trustee of Securities to Be Redeemed ...................................................       66
SECTION 1104. Notice of Redemption ................................................................................       67
SECTION 1105. Deposit of Redemption Price .........................................................................       67
SECTION 1106. Securities Payable on Redemption Date ...............................................................       68
SECTION 1107. Securities Redeemed in Part .........................................................................       68


TESTIMONIUM .......................................................................................................       62
SIGNATURES AND SEALS ..............................................................................................       62
ACKNOWLEDGMENTS

                 CERTAIN SECTIONS OF THIS INDENTURE RELATING TO
                            SECTIONS 310 THROUGH 318,
                 INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:

   TRUST INDENTURE
     ACT SECTION                                                                  INDENTURE SECTION
     -----------                                                                  -----------------
Section 310 (a)(1)............................................................     609
            (a)(2)............................................................     609
            (a)(3)............................................................     Not Applicable
            (a)(4)............................................................     Not Applicable
            (b)...............................................................     608
                                                                                   610
Section 311 (a)...............................................................     613
            (b)...............................................................     613
Section 312 (a)...............................................................     701
                                                                                   702
            (b)...............................................................     702
            (c)...............................................................     702
Section 313 (a)...............................................................     703
            (b)...............................................................     703
            (c)...............................................................     703
            (d)...............................................................     703
Section 314 (a)...............................................................     704
            (a)(4)............................................................     101
                                                                                   1004
            (b)...............................................................     Not Applicable
            (c)(1)............................................................     102
            (c)(2)............................................................     102
            (c)(3)............................................................     Not Applicable
            (d)...............................................................     Not Applicable
            (e)...............................................................     102
Section 315 (a)...............................................................     601
            (b)...............................................................     602
            (c)...............................................................     601
            (d)...............................................................     601
            (e)...............................................................     513
Section 316 (a)...............................................................     101
            (a)(1)(A).........................................................     511
            (a)(1)(B).........................................................     512
            (a)(2)............................................................     Not Applicable
            (b)...............................................................     507
            (c)...............................................................     104
Section 317 (a)(1)............................................................     502
            (a)(2)............................................................     503
            (b)...............................................................     1003
Section 318 (a)...............................................................     107

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

         WARRANT INDENTURE, dated as of ____________, between UBS AG, a corporation duly organized and existing under the laws of Switzerland (herein called the "Company"), having its principal office at Bahnhofstrasse 45, Zurich, Switzerland, and [Trustee], as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Universal Warrants, as hereinafter defined (herein sometimes called the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted--at the date of such computation;

                  (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (6) when used with respect to any Security, the words "exercise" and "exercised" are intended to refer to the right of the Holder or the Company to exercise such Security and to receive in exchange money, securities or other property in accordance with such terms as may hereafter be specified for such Security as contemplated by Section 301, and these words are not intended to refer to any right of the Holder or the Company to exchange such Security for other Securities of the same series and like tenor pursuant to Section 304, 305, 306 or 906 or another similar provision of this Indenture, unless the context otherwise requires; and references herein to the terms of any Security that may be exercised mean such terms as may be specified for such Security as contemplated in Section 301.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Additional Amounts" has the meaning specified in Section 1007.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" of a Depositary means, with respect to any matter at any time, the policies and procedures of such Depositary, if any, that are applicable to such matter at such time.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Authorized Agent" has the meaning specified in Section 113.

         "Authorized Officer" means an officer having the title of Chief Financial Officer, Managing Director, Executive Director or Director of the Company.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board or the Group Executive Board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" , when used with respect to any Place of Payment, except as may otherwise be provided in the form of Securities of any particular series, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

         "Call Warrants" has the meaning specified in Section 301(5).

         "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two Authorized Officers, and delivered to the Trustee from time to time.

          "Convert", "converted" and "conversion," when used with respect to any Security, are intended to refer to the right of the Holder or the Company to convert or exchange such security into or for Securities or other property in accordance with such terms, if any, as may hereafter be specified for such Security as contemplated by Section 301, and these words are not intended to refer to any right of the holder or the Company to exchange such Security for other Securities of the same series and like tenor pursuant to Section 304, 305, 306, 906 or 1107 or another similar provision of this Indenture, unless the context otherwise requires; and references herein to the terms of any Security that may be converted mean such terms as may be specified for such Security as contemplated in Section 301.

         "Corporate Trust Office" means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered, which at the date of this Indenture is located at
___________.

         "corporation" means a corporation, association, company, joint-stock company or business trust.

         "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency [REGISTERED UNDER THE EXCHANGE ACT] that is designated to act as Depositary for such Securities as contemplated by Section 301.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "Expiration Date" , when used with respect to Securities of any series, means the date on which the right to exercise the Securities of such series shall expire.

         "Final Date" has the meaning specified in Section 104.

         "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 206 (or such legend as may be specified as contemplated by Section 301 for such Securities).

         "Group Executive Board" means the most senior executive body of the Company, including the Chief Executive Officer and the Chief Financial Officer.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

         "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "Notice of Default" means a written notice of the kind specified in
Section 501(2).

         "Officers' Certificate" means a certificate signed by any two authorized officers of the Company and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

         "Outstanding" , when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Securities for whose payment, redemption or settlement money or Warrant Property in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                  (4) Securities as to which any money or Warrant Property payable or deliverable upon exercise thereof has been paid or delivered (or such payment or delivery has been duly provided for), or as to which any other particular conditions have been satisfied, in each case as may be provided for such Securities as contemplated in Section 301;

provided, however, that in determining whether the Holders of the requisite number of Outstanding Warrants have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" , when used with respect to the Securities of any series, means any Person authorized by the Company to pay or deliver any money or Warrant Property payable or deliverable on behalf of the Company upon exercise or redemption of such Securities and includes any warrant agent appointed by the Company with respect to such series.

         "Payment or Settlement Date" , when used with respect to any Security, means the date when any money or Warrant Property with respect to such Security becomes payable or deliverable upon exercise or redemption of such Security in accordance with its terms.

         "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" , when used with respect to the Securities of any series and subject to Section 1002, means the place or places where any money or Warrant Property payable or deliverable upon exercise or redemption of such Securities is payable or deliverable.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same contractual obligation as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same contractual obligation as the mutilated, destroyed, lost or stolen Security.

         "Put Warrants" has the meaning specified in Section 301(5).

         "Redemption Date" , when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" , when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Subsidiary" means any Person a majority of the combined voting power of the total outstanding ownership interests in which is, at the time of determination, beneficially owned or held, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting power" means power to vote in an ordinary election of directors (or, in the case of a Person that is not a corporation, ordinarily to appoint or approve the appointment of Persons holding similar positions), whether at all times or only so long as no senior class of ownership interests has such voting power by reason of any contingency.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Vice President" , when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Warrants" or "Universal Warrants" means warrants, issued by the Company and authenticated and delivered under this Indenture, to purchase or sell, or whose cash value is determined by reference to or is linked to the performance, level or value of, one or more of the following: (i) securities of one or more issuers, including the common or preferred stock or other securities of the Company or debt or equity securities of third parties, (ii) one or more currencies, (iii) one or more commodities, (iv) any other financial, economic or other measure or instrument (including the occurrence or non-occurrence of any event or circumstance) and/or (v) one or more indices or baskets of the items described in clauses (i), (ii), (iii) and (iv).

         "Warrant Property" , when used with respect to a Security, means the property described in clauses (i), (ii), (iii) and (iv) of the definition of Warrants.

SECTION 102. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act; provided, however, that no such opinion shall be required in connection with the issuance of Securities of any Series. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representation by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders; Record Dates.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership of Securities shall be proved by the Security Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Final Date by Holders of the requisite number of Outstanding Warrants of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Warrants of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Final Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any request to institute proceedings referred to in Section 506(2) or (iii) any direction referred to in Section 511, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Final Date by Holders of the requisite number of Outstanding Warrants of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Warrants of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Final Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         With respect to any record date set pursuant to this Section, the party hereto that sets such record dates may designate any day as the "Final Date" and from time to time may change the Final Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Final Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Final Date. If a Final Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Final Date with respect thereto, subject to its right to change the Final Date as provided in this paragraph. Notwithstanding the foregoing, no Final Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Warrants may do so with regard to all or any lesser number of such Warrants or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any lesser number of such Warrants.

Section 105. Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at UBS AG, Structured Derivative Products, 677 Washington Blvd., Stamford, CT, 06901, Attn: Mark Ritter, with a copy to Legal and External Affairs, 677 Washington Blvd., Stamford, CT, 06901, Attn:
         Equities Group, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Where this Indenture provides for Notice of any event to a Holder of a Global Security, such notice shall be sufficiently given if given to the Depositary for such Security (or its designee), pursuant to its Applicable Procedures, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.

Section 107. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Characterization of Warrants.

         By executing this Indenture, the Company intends that the characterization, for accounting and other purposes, of the Universal Warrants as indebtedness or debt for borrowed money, or as any other type of obligation which is not indebtedness or debt for borrowed money, shall not be affected solely by the fact that the Universal Warrants have been issued under an indenture, as opposed to any other instrument, or solely as a result of any of the terms and definitions used hereunder with respect to Universal Warrants.

SECTION 113. Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

SECTION 114. Submission to Jurisdiction; Appointment of Agent for Service of Process.

         The Company hereby appoints Robert C. Dinerstein, acting through its office at 299 Park Avenue, New York, New York 10171 (or such other address in the Borough of Manhattan, The City of New York, as such agent shall furnish in writing to the Trustee) as its authorized agent (the "Authorized Agent") upon which process may be served in any legal action or proceeding against it with respect to its obligations under this Indenture or the Securities of any series, as the case may be, instituted in any federal or state court in the Borough of Manhattan, The City of New York by the Holder of any Security, and agrees that service of process upon the Authorized Agent, together with written notice of said service mailed or delivered to the Company, addressed as provided in
Section 105, shall be deemed in every respect effective service of process upon the Company in any such legal action or proceeding, and the Company hereby irrevocably submits to the non-exclusive jurisdiction of any such court in respect of any such legal action or proceeding and waives, to the extent it may effectively do so, any objection it may have to the laying of the venue of any such legal action or proceeding. Such appointment shall be irrevocable so long as the Holders of Securities shall have any rights pursuant to the terms of the Securities or of this Indenture until the appointment of a successor Authorized Agent by the Company and such successor's acceptance of such appointment. The Company reserves the right to appoint another person located, or with an office, in the Borough of Manhattan, The City of New York, selected in its sole discretion, as a successor Authorized Agent, and upon acceptance of such appointment by such a successor the appointment of the prior Authorized Agent shall terminate. If for any reason the Robert C. Dinerstein ceases to be able to act as the Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Company will appoint a successor

Authorized Agent in accordance with the preceding sentence. The Company further agrees to take any and all action, including the filing of any and all documents and instruments as may be necessary to continue such designation and appointment of such agent or successor in full force and effect for as long as required hereunder.

SECTION 115. Legal Holidays.

         In any case where the Payment or Settlement Date or Redemption Date of any Security, or any date on which a Holder of any Security has the right to exercise such Security, shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment or delivery of any money or Warrant Property payable or deliverable with respect to such Security, or exercise of such Security, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Payment or Settlement Date or Redemption Date, or on such date for exercise, as the case may be.

                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201. Forms Generally.

         The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Face of Call Warrant.

         [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

         By your purchase or other acquisition of the Warrants, you will be deemed to represent by acquiring and holding the Warrants that either (i) or
(ii) is true:

         (i) the funds that you are using to acquire the Warrants are not the assets of an employee benefit or other plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), an entity whose underlying assets include "plan assets" by reason of Department of Labor regulation section 2510.3-101 or otherwise, or a governmental plan that is subject to any federal, state or local law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code; or

         (ii) the purchase, holding and disposition of the Warrants and exercise of any rights related thereto will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or in the case of a governmental plan, any federal, state or local provision that is substantially similar to Section 406 of ERISA or Section 4975 of the Code).

                                     UBS AG

                               ------------------

No.________                                  CUSIP No.________________

NUMBER OF WARRANTS EVIDENCED BY THIS CERTIFICATE: [If Security is a Global Security, insert-- UP TO]

WARRANT PROPERTY:

AMOUNT OF WARRANT PROPERTY
PURCHASABLE PER WARRANT:

EXERCISE PRICE PER WARRANT:

FORM OF PAYMENT OF
EXERCISE PRICE:

FORM OF SETTLEMENT:

DATES OF EXERCISE:

OTHER TERMS:

         This certificate certifies that , or registered assigns, is the Holder of the number of [Designation of Universal Warrants][If Security is not a Global Security, insert -- specified above] [If Security is a Global Security, insert -- specified on Schedule A hereto]. Upon receipt by the Trustee of this certificate, the exercise notice on the reverse hereof (or an exercise notice in substantially identical form delivered herewith) (the "Exercise Notice"), duly completed and executed, and the Exercise Price per Warrant set forth above, in the form set forth above, for each Warrant to be exercised (the "Exercise Property") at the Place of Payment, each Warrant evidenced hereby entitles the Holder hereof to receive, subject to the terms and conditions set forth herein and in the Indenture referred to below, from UBS AG, a corporation duly organized and existing under the laws of Switzerland (herein called the "Company", which term includes any successor Person under the Indenture), the amount and form of property (the "Warrant Property") or money specified above. Warrants will not entitle the Holders thereof to any of the rights of the holders of any of the Warrant Property.

         Any payments of money due on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due on the Payment or Settlement Date; provided that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:____________

                                   UBS AG

                                   By ____________________________


                                   By ____________________________

SECTION 203. Form of Reverse of Call Warrant.

         [This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ............, 20.. (herein called the
"Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and [Trustee] (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert -- , limited in number to . . . . . . . Warrants].

         [If applicable, insert-- The Securities of this series are subject to redemption upon not less than days' nor more than days' notice, at any time [if applicable, insert-- on or after ............, 20..], as a whole or in part, at the election of the Company, at the following redemption prices:]

         The Warrants are unsecured contractual obligations of the Company and rank pari passu with the Company's other unsecured contractual obligations and with the Company's unsecured and unsubordinated debt.

         Subject to the provisions hereof and the Indenture, all or any of the Warrants evidenced by this certificate may be exercised on any of the dates of exercise set forth on the face hereof by delivering or causing to be delivered this Security (in accordance with the Applicable Procedures of the Depositary, if this Security is a Global Security), the Exercise Notice, duly completed and executed, and the Exercise Property for each such Warrant to the Corporate Trust Office, in the Borough of Manhattan, The City of New York, which is, on the date hereof [________________], or at such other address as the Trustee may specify from time to time, with a copy of the Exercise Notice, duly completed and executed, to the Calculation Agent, ..........., Attention:

         Each Warrant entitles the Holder thereof to receive, upon exercise, the Warrant Property or money set forth on the face hereof.

         [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in number of the Warrants at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in number of the Warrants at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Warrants of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in number of the Warrants at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Warrants of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver the money or Warrant Property due with respect to this Security at the time and place herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment with respect to this Security, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same number of Warrants, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form in denominations of _______ Warrants and any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like number of Warrants of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not any payment or delivery of money or Warrant Property with respect to this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in
Section 305 thereof on transfers and exchanges of Global Securities.

         This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                       [Designation of Universal Warrants]

                                 Exercise Notice

[Trustee]
[address]
Attn:    [name]                    Tel.:    [number]
         [name]                    Tel.:    [number]
         Fax:                               [number]

with a copy to:

[Insert name and address of Calculation Agent]
Attn:                              Tel.:
                                   Tel.:
         Fax:

Re: Call Warrants on............expiring............, 20.., issued by UBS AG and described in the prospectus supplement dated............to the prospectus dated............, 20..

Ladies and Gentlemen:

         The undersigned is, or is acting on behalf of, the beneficial owner of such number of the Warrants referenced above as is specified at the end of this Exercise Notice. The undersigned hereby irrevocably elects to exercise such number of Warrants. The exercise is to be effective on the Business Day on which the Trustee has received this Exercise Notice, together with all other items required to be delivered on exercise, and the Calculation Agent has received a copy of this Exercise Notice, unless all required items have not been received by 11:00 A.M., New York City time, on that Business Day, in which case the exercise will be effective as of the next Business Day. We understand, however, that no exercise shall be effective unless it is effective, as provided above, no later than the Business Day before the Expiration Date. The effective date will be the exercise notice date.

         If the Warrants to be exercised are in global form, the undersigned is delivering this exercise notice to the Trustee and to the Calculation Agent, in each case by facsimile transmission to the relevant number stated above, or such other number as the Trustee or Calculation Agent may have designated for this purpose to the Holder. [If applicable, insert -- In addition, the cash amount equal to the strike value times the number of Warrants indicated below and the beneficial interest in the number of Warrants indicated below are being transferred on the books of the Depositary to an account of the Trustee at the Depositary.]

         If the Warrants to be exercised are not in global form, the undersigned or the beneficial owner is the Holder of the Warrants and is delivering this Exercise Notice to the Trustee and to the Calculation Agent by facsimile transmission as described above. [If applicable, insert -- In addition, the cash amount equal to the strike value times the number of Warrants indicated below and the certificate representing the Warrant are being delivered to the Trustee.]

         If the undersigned is not the beneficial owner of the Warrant to be exercised, the undersigned hereby represents that it has been duly authorized by the beneficial owner to act on behalf of the beneficial owner.

         Terms used and not defined in this notice have the meanings given to them in the Warrant or the Indenture specified in the Warrant. The exercise of the Warrant will be governed by the terms of the Warrant and the Indenture.

         The Calculation Agent should note receipt of the copy of this Exercise Notice, in the place provided below, on the Business Day of receipt, noting the date and time of receipt. The consideration to be delivered or paid in the requested exercise should be made on the [fifth] Business Day after the exercise notice date in accordance with the terms of the Warrant.

         Number of Warrants to be exercised:

(must be a number greater than or equal to )

Means of Payment of Settlement Value:.

                                   Very truly yours,

                                   -----------------------------------

                                   (Name of beneficial owner or Person
                                   authorized to act on its behalf)

                                   -----------------------------------
                                   (Title)

                                   -----------------------------------
                                   (Telephone No.)

                                   -----------------------------------
                                   (Fax No.)

Receipt of the above exercise notice
is hereby noted:

         , as Calculation Agent

By:
   ------------------------

---------------------------
(Title)

Date and time of receipt:

--------------------------
(Date)

---------------------------
(Time)

[If Security is a Global Security, insert this Schedule A.]

                                                                      SCHEDULE A



                       [DESIGNATION OF UNIVERSAL WARRANTS]

                                     GLOBAL
                                UNIVERSAL WARRANT
                       SCHEDULE OF EXCHANGES OR EXERCISES

         The initial number of Universal Warrants represented by this Global
Security is In accordance with the Indenture dated as of ................, 20.., as amended or supplemented, between the Company and [Trustee], as Trustee, the following (A) exchanges of [the number of Universal Warrants previously represented hereby and indicated below for a like number of Universal Warrants represented by a Global Security that has been separated from a Unit (a "Separated Universal Warrant")](1) [the number of Universal Warrants previously represented by a Global Security that is part of a Unit (an "Attached Unit Universal Warrant") and indicated below for a like number of Universal Warrants represented by this Global Security](2) or (B) reductions in the number of Universal Warrants represented hereby as a result of the exercise of the number of such Warrants indicated below have been made:

  Date of      [Number          [Reduced        [Number of        [Increased        Number of          Reduced     Notation
 Exchange     Exchanged          Number          Attached           Number          Universal          Number     Made by or
or Exercise      for           Outstanding         Unit           Outstanding       Warrants         Outstanding   on Behalf
              Separated         Following        Universal         Following        Exercised         Following   of Trustee
              Universal           Such           Warrants            Such                               Such
            Warrants](1)      Exchange](1)       Exchanged       Exchange](2)                         Exercise
                                               for Universal
                                                 Warrants
                                                represented
                                                  by this
                                                 Separated
                                                 Universal
                                                Warrant](2)

(1)      Applies only if this Global Security is part of a Unit.

(2)      Applies only if this Global Security has been separated from a Unit.

Section 204. Form of Face of Put Warrant.

         [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

         By your purchase or other acquisition of the Warrants, you will be deemed to represent by acquiring and holding the Warrants that either (i) or
(ii) is true:

         (i) the funds that you are using to acquire the Warrants are not the assets of an employee benefit or other plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), an entity whose underlying assets include "plan assets" by reason of Department of Labor regulation section 2510.3-101 or otherwise, or a governmental plan that is subject to any federal, state or local law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code; or

         (ii) the purchase, holding and disposition of the Warrants and exercise of any rights related thereto will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or in the case of a governmental plan, any federal, state or local provision that is substantially similar to Section 406 of ERISA or Section 4975 of the Code).

                                     UBS AG

No __________                                CUSIP No._________________

NUMBER OF WARRANTS EVIDENCED BY THIS CERTIFICATE: [If Security is a Global Security, insert-- UP TO]

CASH SETTLEMENT VALUE PER WARRANT
(OR METHOD OF DETERMINING SAME):

WARRANT PROPERTY:

AMOUNT OF WARRANT PROPERTY DELIVERABLE BY HOLDER UPON EXERCISE PER WARRANT:

PUT PRICE FOR SUCH SPECIFIED AMOUNT OF WARRANT PROPERTY PER WARRANT:

METHOD OF DELIVERY OF ANY WARRANT PROPERTY TO BE DELIVERED FOR SALE UPON EXERCISE OF WARRANTS:

DATES OF EXERCISE:

OTHER TERMS:

         This certificate certifies that , or registered assigns, is the Holder of the number of [Designation of Universal Warrants] [If Security is not a Global Security, insert -- specified above] [If Security is a Global Security, insert -- specified on Schedule A hereto]. Upon receipt by the Trustee of this certificate, the exercise notice on the reverse hereof (or an exercise notice in substantially identical form delivered herewith) (the "Exercise Notice"), duly completed and executed, and the amount, if any, of Warrant Property saleable per Warrant set forth above, adjusted, if applicable, as set forth above, for each Warrant to be exercised, delivered as set forth above at the Place of Payment, each Warrant evidenced hereby entitles the Holder hereof to receive, subject to the terms and conditions set forth herein and in the Indenture referred to below, from UBS AG, a corporation duly organized and existing under the laws of Switzerland (herein called the "Company", which term includes any successor Person under the Indenture), the [Cash Settlement Value][Put Price] per Warrant specified above.

         Unless otherwise indicated above, a Warrant will not require or entitle a Holder thereof to sell or deliver to the Company, nor will the Company be under any obligation to, nor will it, purchase or take delivery from any Holder of, any Warrant Property, and upon exercise of a Warrant, the Company will make only a cash payment in the amount of the [Cash Settlement Value][Put Price] per Warrant. Holders of Warrants will not receive any interest on any [Cash Settlement Value][Put Price].

         Any payments of money due on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due on the Payment or Settlement Date; provided that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:______________________

                                   UBS AG

                                   By ______________________________


                                   By ______________________________

SECTION 205. Form of Reverse of Put Warrant.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ..................., 20.. (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and [Trustee], as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [If applicable, insert -- , limited in number to.......... Warrants].

         [If applicable, insert-- The Securities of this series are subject to redemption upon not less than days' nor more than days' notice, at any time [if applicable, insert-- on or after ............, 20..], as a whole or in part, at the election of the Company, at the following redemption prices:]

         The Warrants are unsecured contractual obligations of the Company and rank pari passu with the Company's other unsecured contractual obligations and with the Company's unsecured and unsubordinated debt.

         Subject to the provisions hereof and the Indenture, all or any of the Warrants evidenced by this certificate may be exercised on any of the dates of exercise set forth on the face hereof by delivering or causing to be delivered this Security (in accordance with the Applicable Procedures of the Depositary, if this Security is a Global Security), the Exercise Notice, duly completed and executed, and, if specified on the face hereof, the Exercise Property for each such Warrant to the Corporate Trust Office, in the Borough of Manhattan, The City of New York, which is, on the date hereof (unless otherwise specified herein), [_____________________________________], or at such other address as the Trustee may specify from time to time, with a copy to the Calculation Agent,
 ............, Attention: .............

         Each Warrant entitles the Holder thereof to receive, upon exercise, the money set forth on the face hereof.

         [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in number of the Warrants at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in number of the Warrants at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Warrants of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in number of the Warrants at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Warrants of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver the money or Warrant Property due with respect to this Security at the time and place herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment with respect to this Security, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same number of Warrants, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form in denominations of . Warrants and any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like number of Warrants of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not any payment or delivery of money with respect to this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in
Section 305 thereof on transfers and exchanges of Global Securities.

         This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                       [Designation of Universal Warrants]

                                 Exercise Notice

[Trustee]
[Address]
Attn:    [name]                    [number]
         [name]                    [number]
         Fax:                      [number]
with a copy to:

[Insert name and address of Calculation Agent.]
Attn:                              Tel.:
                                   Tel.:
                                   Fax:

Re: Put Warrants on............expiring............, 20.., issued by UBS AG and described in the prospectus supplement dated to the prospectus dated............, 20..

Ladies and Gentlemen:

         The undersigned is, or is acting on behalf of, the beneficial owner of such number of the Warrants referenced above as is specified at the end of this Exercise Notice. The undersigned hereby irrevocably elects to exercise such number of the Warrants. The exercise is to be effective on the Business Day on which the Trustee has received this Exercise Notice, together with all other items required to be delivered on exercise, and the Calculation Agent has received a copy of this Exercise Notice, unless all required items have not been received by 11:00 A.M., New York City time, on that Business Day, in which case the exercise will be effective as of the next Business Day. We understand, however, that no exercise shall be effective unless it is effective, as provided above, no later than the Business Day before the Expiration Date. The effective date will be the exercise notice date.

         If the Warrants to be exercised are in global form, the undersigned is delivering this Exercise Notice to the Trustee and to the Calculation Agent, in each case by facsimile transmission to the relevant number stated above, or such other number as the Trustee or Calculation Agent may have designated for this purpose to the Holder. In addition, the beneficial interest in the number of Warrants indicated below is being transferred on the books of the Depositary to an account of the Trustee at the Depositary.

         If the Warrants to be exercised are not in global form, the undersigned or the beneficial owner is the Holder of the Warrants and is delivering this Exercise Notice to the Trustee and to the Calculation Agent by facsimile transmission as described above. In addition, the certificate representing the Warrants is being delivered to the Trustee.

         If the undersigned is not the beneficial owner of the Warrant to be exercised, the undersigned hereby represents that it has been duly authorized by the beneficial owner to act on behalf of the beneficial owner.

         Terms used and not defined in this notice have the meanings given to them in the Warrant or the Indenture specified in the Warrant. The exercise of the Warrant will be governed by the terms of the Warrant and the Indenture.

         The calculation agent should note receipt of the copy of this exercise notice, in the place provided below, on the business day of receipt, noting the date and time of receipt. The consideration to be delivered or paid in the requested exercise should be made on the .. business day after the exercise notice date in accordance with the terms of the warrant.

Number of Warrants to be exercised:

--------------------------------------
(must be a number greater than or equal to )

Means of Payment of [Cash Settlement Value][Put Price]:

                                   Very truly yours,

                                   -----------------------------------
                                   (Name of beneficial owner or Person
                                   authorized to act on its behalf)

                                   -----------------------------------
                                   (Title)

                                   -----------------------------------
                                   (Telephone No.)

                                   -----------------------------------
                                   (Fax No.)

Receipt of the above exercise notice
is hereby noted:

     , as Calculation Agent

By:
   -----------------------------
(Title)

Date and time of receipt:

-------------------------------
(Date)

-------------------------------
(Time)

[If Security is a Global Security, insert this Schedule A.]

                       [DESIGNATION OF UNIVERSAL WARRANTS]

                                                                      SCHEDULE A



                                     GLOBAL
                                UNIVERSAL WARRANT
                       SCHEDULE OF EXCHANGES OR EXERCISES

         The initial number of Universal Warrants represented by this Global
Security is In accordance with the Indenture, dated as of ....................,
20.., between the Company and [Trustee], as Trustee, [If applicable, insert--
and the Unit Agreement, dated as of............, 20.., between the Company and
[Trustee], as Unit Agent, the following (A) exchanges of [the number of Universal Warrants previously represented hereby and indicated below for a like number of Universal Warrants represented by a Global Security that has been separated from a Unit (a "Separated Universal Warrant")](1) [the number of Universal Warrants previously represented by a Global Security that is part of a Unit (an "Attached Unit Universal Warrant") and indicated below for a like number of Universal Warrants represented by this Global Security](2) or (B) reductions in the number of Universal Warrants represented hereby as a result of the exercise of the number of such Warrants indicated below have been made:

   Date of         [Number          [Reduced           [Number of          [Increased      Number of       Reduced        Notation
  Exchange        Exchanged          Number             Attached             Number        Universal       Number        Made by or
 or Exercise         for           Outstanding            Unit             Outstanding     Warrants      Outstanding      on Behalf
                  Separated         Following           Universal           Following      Exercised      Following      of Trustee
                  Universal           Such              Warrants              Such                          Such
                Warrants](1)      Exchange](1)          Exchanged         Exchange](2)                    Exercise
                                                      for Universal
                                                        Warrants
                                                       represented
                                                         by this
                                                        Separated
                                                        Universal
                                                       Warrant](2)



(1)   Applies only if this Global Security is part of a Unit.

(2) Applies only if this Global Security has been separated from a Unit.

SECTION 206.   Form of Legend for Global Securities.

      Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A

NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Section 207.   Form of Trustee's Certificate of Authentication.

      The Trustee's certificates of authentication shall be in substantially the following form:

      This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated:_________________

                              [Trustee], As Trustee

                              By____________________________________
                                Authorized Signatory

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.   Amount Unlimited; Issuable in Series.

      The aggregate number of Warrants which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series. There shall be established in or pursuant to corporate authorization and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from the Securities of any other series);

            (2) any limit upon the aggregate number of the Warrants of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

            (3) the money payable or receivable or specific Warrant Property purchasable or deliverable by or on behalf of the Holder upon exercise of the Securities of the series, and the amount thereof (or the method for determining the same);

            (4) the price at which the Securities of the series will be issued and, if other than the currency of the United States of America, the currency, currencies, composite currency, composite currencies or currency units in which such issue price will be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

            (5) whether the Securities of the series are warrants to purchase the Warrant Property (including warrants that may be settled by means of net cash settlement or cashless exercise) ("Call Warrants"), warrants to sell the Warrant Property (including warrants that may be settled by means of net cash settlement or cashless exercise) ("Put Warrants") or any other type of warrants;

            (6) the price at which and, if other than the currency of the United States of America, the currency, currencies, composite currency, composite currencies or currency units with which, the Warrant Property may be purchased or sold by or on behalf of the Holder upon exercise of the Securities of the series (or the method for determining the same);

            (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

            (8) whether the exercise price for the Securities of the series may be paid in cash or by the exchange of any such Securities or other securities of the Company, or both, or otherwise, whether such exercise price may be netted against any money or Warrant Property payable or deliverable by the Company with respect to such Securities and the method of exercise of such Securities;

            (9) if the Securities of the series are call warrants, whether the exercise of such Securities is to be settled by payment in cash or delivery of the Warrant Property by the Company or both or otherwise, and whether the election of such form of settlement is to be at the option of the Holder or of the Company ;

            (10) if the Securities of the series are put warrants, whether the exercise of such Securities is to be settled by payment in cash or delivery of the Warrant Property by the Holder or both, or otherwise, and whether the election of such form of settlement is to be at the option of the Holder or of the Company;

            (11) the date on which the right to exercise the Securities of the series shall commence and the Expiration Date of the series or, if the Securities of the series are not continuously exercisable throughout such period, the specific date or dates on which they will be exercisable;

            (12) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 206, and any circumstances in addition to or in lieu of those set forth in Clause
      (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof and any other provisions governing exchanges or transfers of any such Global Security;

            (13) any warrant agents, Depositaries, Paying Agents, transfer agents or registrars or any determination agents, Calculation Agents or other agents with respect to Securities of the series;

            (14) whether the Securities of the series will be issued separately or together as a unit (a "Unit") with one or more other securities of the Company or any other person and, if the Securities of the series are to be issued as components of Units, whether and on what terms the Securities of the series may be separated from the other components of such Units prior to the Expiration Date of such Securities;

            (15) if other than denominations of 100 Warrants and any multiple thereof, the denominations in which any Securities of the series shall be issuable;

            (16) the Place of Payment with respect to Securities of the series, if other than the Corporate Trust Office;

            (17) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;

            (18) any provisions necessary to permit or facilitate the issuance, payment or exercise of any Securities of the series that may be exercised for securities or other property other than Securities of the same series and of like tenor, whether in addition to, or in lieu of, any payment of money or delivery of other property and whether at the option of the Company or otherwise;

            (19) any addition to, elimination of or other change in the Events of Default which applies to Securities of the series, including making Events of Default inapplicable or changing the remedies available to Holders of the Securities of the series upon an Event of Default; and

            (20) if applicable, that Additional Amounts, pursuant to Section 1007, will not be payable by the Company in respect of the Securities of the series; and

            (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
      Section 901(5)).

      All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

      If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

      The Securities are unsecured contractual obligations of the Company and rank pari passu with the Company's other unsecured contractual obligations and with the Company's unsecured and unsubordinated debt.

      No Security shall entitle the Holder or any beneficial owner thereof to any of the rights of a holder or beneficial owner of Warrant Property, including the right to receive the payment of any dividends on, principal of, or premium or interest on Warrant Property or to vote or to enforce any rights under any documents governing Warrant Property.

SECTION 302.   Denominations.

      The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of 100 Warrants and any multiple thereof.

SECTION 303.   Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company by any two Authorized Officers. The signature of any of these officers on the Securities may be manual or facsimile.

      Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

            (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

            (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.   Temporary Securities.

      Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

      If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate number of Warrants. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

SECTION 305.   Registration, Registration of Transfer and Exchange.

      The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

      Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate number of Warrants.

      At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate number of Warrants, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same contractual obligation, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

      If the Securities of any series are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing (or during such period as otherwise specified as contemplated by Section 301 for such Securities), or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      The provisions of Clauses (1), (2), (3), (4) and (5) below shall apply only to Global Securities:

            (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

            (2) Notwithstanding any other provision in this Indenture, and subject to such applicable provisions, if any, as may be specified as contemplated by Section 301, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless
      (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

            (3) Subject to Clause (2) above and to such applicable provisions, if any, as may be specified as contemplated by Section 301, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

            (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

            (5) Except for the exchange rights provided in Clause (2) above, owners of beneficial interest in a Global Security held on their behalf by a Depositary shall not be entitled to receive physical delivery of Securities in definitive form, shall not be considered the Holders thereof for any purpose under this Indenture and shall have no rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee and any agent of any of them as the Holder and owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, the Depositary for any Global Security may grant proxies and otherwise authorize any person, including the beneficial owners of interest in such Global Security, to take any action which a Holder is entitled to take under this Indenture with respect to such Global Security.

      In the event that upon any exercise of Warrants evidenced by a certificate the number of Warrants exercised shall be less than the total number of Warrants evidenced by such certificate, there shall be issued to the Holder thereof or his assignee a new certificate evidencing the number of Warrants of the same series and of like tenor not exercised, provided that in the case of Warrants evidenced by one or more Global Securities, in lieu of issuing such new certificate the Trustee shall note the cancellation of such exercised Warrants and the number of such Warrants not exercised and remaining Outstanding by notation on such Global Security(ies).

SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.

      If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and number of Warrants and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen

Security, a new Security of the same series and of like tenor and number of Warrants and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has been or is about to be exercised, or deemed to be exercised, the Company in its discretion may, instead of issuing a new Security, direct the Trustee to treat the same as if it had received the Security together with an irrevocable exercise notice in proper form in respect thereof, as established with respect to the Securities of such series.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement, payment or settlement of mutilated, destroyed, lost or stolen Securities.

SECTION 307.   Persons Deemed Owners.

      Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment or delivery of any money or Warrant Property payable or deliverable with respect to such Security and for all other purposes whatsoever, whether or not such payment or delivery with respect to such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 308.   Cancellation.

      All Securities surrendered for exercise, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 309.   CUSIP Numbers.

      The Company in issuing the Securities may use CUSIP numbers (if then generally in use) and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders, provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities. Any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 310.   Calculation Agent.

      Pursuant to Section 301, the Company may, in connection with any series of Securities, appoint UBS Warburg LLC or any other person or entity as Calculation Agent to make any calculations as may be required pursuant to the terms of such series of Securities. Any such Calculation Agent shall act as an independent expert, and the Company may provide that the Calculation Agent's calculations and determinations under this Indenture shall, absent manifest error, be final and binding on the Company, the Trustee and the Holders of the Securities of such series.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.   Satisfaction and Discharge of Indenture.

      This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of exercise, registration of transfer or exchange of Securities herein expressly provided for, and the Trustee, at the expense of the Company, shall execute without recourse, representation or warranty of any kind, proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (1) either

                  (A) all Securities theretofore authenticated and delivered
            (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced, paid or settled as provided in Section 306 and (ii) Securities for whose payment or settlement money or Warrant Property has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid or redelivered to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the
            Trustee for cancellation

                        (i)  have been exercised,

                        (ii) will be automatically exercised at their Expiration
                  Date within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i),
                  (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds or trust property in trust for the purpose money or Warrant Property in an amount sufficient to pay and discharge the entire contractual obligation on such Securities not theretofore delivered to the Trustee for cancellation, for all amounts of money or Warrant Property due with respect to such Securities to the date of such deposit or to the Payment or Settlement Date or Redemption Date of such Securities, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money or Warrant Property shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.   Application of Trust Money and Warrant Property.

      Subject to the provisions of the last paragraph of Section 1003, all money and Warrant Property deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment or delivery, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of all amounts of money or Warrant Property due with respect to such Securities for whose payment or settlement such money or Warrant Property has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.   Events of Default.

      "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment or delivery of any money or Warrant Property in respect of such Security (but not such a default in respect of any other Security of that or any other series) in accordance with its terms; or

            (2) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in number of the Outstanding Warrants of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (3) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Swiss bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

            (4) the commencement by the Company of a voluntary case or proceeding under any applicable Swiss bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Swiss bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Swiss law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

            (5) any other Event of Default provided with respect to such Security or to Securities of that series.

      Notwithstanding any other provision of this Indenture or of any Security, a failure by the Company to perform any obligation or otherwise observe any covenant in any Security or in this Indenture insofar as it applies to any Security shall not constitute a default unless all conditions precedent to the Company's obligation to be satisfied by the Holder of such Security shall have been satisfied.

SECTION 502.   Collection of Amounts Due and Suits for Enforcement by Trustee.

      The Company covenants that if default is made in the payment or delivery of any money or Warrant Property in respect of any Security in accordance with its terms upon satisfaction by the Holder thereof of all conditions precedent to the Company's obligation to make such payment or delivery to be satisfied by such Holder, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Security, the whole amount of Warrant Property or money then due and payable on such Security and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If an Event of Default with respect to any Security occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holder of such Security by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 503.   Trustee May File Proofs of Claim.

      In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the

Trustee shall be authorized to participate as a member, voting or otherwise, of any official committee appointed on such matter, to collect and receive any moneys, Warrant Property or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 504.   Trustee May Enforce Claims Without Possession of Securities.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 505.   Application of Money Collected.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of amounts due with respect to the Securities, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      FIRST: To the payment of all amounts due the Trustee under Section
607; and

      SECOND: To the payment of the amounts then due and unpaid on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities.

SECTION 506.   Limitation on Suits.

      No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (2) the Holders of not less than 25% in number of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in number of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 507. Unconditional Right of Holders to Receive Money or Warrant Property
             Due With Respect to Securities and to Exercise.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment or delivery of the money or Warrant Property due with respect to such Security on the Payment or Settlement Date (or, in the case of redemption, on the Redemption Date) of such Security and to exercise such Security in accordance with its terms, and to institute suit for the enforcement of any such payment or delivery and such right to exercise, and such rights shall not be impaired without the consent of such Holder.

SECTION 508.   Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 509.   Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement, payment or settlement of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 510.   Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 511.   Control by Holders.

      The Holders of a majority in number of the Outstanding Warrants of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 512.   Waiver of Past Defaults.

      The Holders of not less than a majority in number of the Outstanding Warrants of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

            (1) in the payment or delivery of the money or Warrant Property due on any Security of such series or in respect of any Holder's right to exercise any Security, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 513.   Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

SECTION 514.   Waiver of Usury, Stay or Extension Laws.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.   Certain Duties and Responsibilities.

      The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.   Notice of Defaults.

      If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(2) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.   Certain Rights of Trustee.

      Subject to the provisions of Section 601:

            (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, warrant or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

            (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, warrant or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

            (9) except during the continuance of an Event of Default, the Trustee need perform only these duties as are specifically set forth in this Indenture.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      In the event that an Event of Default has occurred and is continuing, the Trustee shall, in the exercise of its power, use the degree of care of a prudent person in similar circumstances in the conduct of his or her own affairs.

SECTION 604.   Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.   May Hold Securities.

      The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.   Money or Warrant Property Held in Trust.

      Money or Warrant Property held by the Trustee in trust hereunder need not be segregated from other funds, securities or other property except to the extent required by law. The Trustee shall be under no liability for interest on any money or Warrant Property received by it hereunder except as otherwise agreed with the Company.

SECTION 607.   Compensation and Reimbursement.

      The Company agrees

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of enforcing this Indenture against the Company (including
      Section 607) and defending itself against any claim, whether asserted by any Holder or the Company, or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      To secure the Company's payment obligations in this Section 607, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal amount, premium, if any, or interest, if any, as the case may be, on particular Securities.

      The Company's payment obligations pursuant to this Section 607 shall survive the discharge of this Indenture.

      When the Trustee incurs expenses after the occurrence of a Default specified in Section 501(5) or (6), the expenses are intended to constitute expenses of administration under any applicable law.

SECTION 608.   Conflicting Interests.

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series, [or a trustee under - list here any prior indentures between the Company and the Trustee that have not been satisfied and discharged and that may be excluded by the provisio to Section 310(b)(1) of the Trust Indenture Act].

SECTION 609.   Corporate Trustee Required; Eligibility.

      There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in the Borough of Manhattan, The City of New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.   Resignation and Removal; Appointment of Successor.

      No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

      The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in number of the Outstanding Warrants of such series, delivered to the Trustee and to the Company.

      If at any time:

            (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 513, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in number of the Outstanding Warrants of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.   Acceptance of Appointment by Successor.

      In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all money, Warrant Property and other property held by such retiring Trustee hereunder.

      In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all money, Warrant Property and other property held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.   Preferential Collection of Claims Against Company.

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614.   Appointment of Authenticating Agent.

      The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          -------------------------------------
                                                                      As Trustee

                                        By                                     ,
                                          -------------------------------------,
                                                         As Authenticating Agent

                                        By
                                           -------------------------------------
                                                              Authorized Officer

                                  ARTICLE SEVEN

                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.

      The Company will furnish or cause to be furnished to the Trustee

            (1) semi-annually, not later than May 15 and November 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding May 1 or November 1, as the case may be, and

            (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.   Preservation of Information; Communications to Holders.

      The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

      The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

      Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.   Reports by Trustee.

      The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

      Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than May 15 in each calendar year, commencing in 2002.

      A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.   Reports by Company.

      The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE EIGHT

                CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms.

      The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

            (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of Switzerland and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment or delivery of the money or Warrant Property payable or deliverable by the Company with respect to all the Securities in accordance with their terms and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for the right to exercise each Security in accordance with its terms;

            (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

            (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness or contractual obligations secured thereby; and

            (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.   Successor Substituted.

      Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.   Supplemental Indentures Without Consent of Holders.

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

            (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

            (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

            (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable, or to permit or facilitate the issuance of Securities in uncertificated form; or

            (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor
      (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

            (6) to secure the Securities; or

            (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

            (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

            (9) to add to or change any of the provisions of this Indenture with respect to any Securities that by their terms may be exercised for securities or other property other than Securities of the same series and of like tenor, in order to permit or facilitate the issuance, payment, settlement or exercise of such Securities; or

            (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (10) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902.   Supplemental Indentures With Consent of Holders.

      With the consent of the Holders of not less than 66-2/3% in number of the Outstanding Warrants of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the terms of any Security with respect to the Payment or Settlement Date or exercise price thereof, or reduce the amount of money or reduce the amount or change the kind of Warrant Property payable or deliverable upon the exercise thereof or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any money payable or deliverable upon the exercise thereof is payable, or permit the Company to redeem any Security if, absent such supplemental indenture, the Company would not be permitted to do so, or impair the right to institute suit for the enforcement of any such payment or delivery on or after the Payment or Settlement Date (or, in the case of redemption, on or after the Redemption
      Date) thereof, or impair the Holder's right to exercise such Security on the terms provided therein, or

            (2) if any Security provides that the Holder may require the Company to repurchase such Security, impair such Holder's right to require repurchase of such Security on the terms provided therein, or

            (3) reduce the percentage in number of the Outstanding Warrants of any one or more series (considered separately or together as one class, as applicable), the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (4) modify any of the provisions of this Section, Section 512 or
      Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
      Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).


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
A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.   Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.   Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.   Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.   Reference in Securities to Supplemental Indentures.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


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                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.  Payment or Delivery of Money or Warrant Property.

      The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or deliver the money or Warrant Property payable or deliverable by the Company with respect to the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

      Subject to the last paragraph of this section, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered upon exercise and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation pursuant to the first sentence of the preceding paragraph to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      With respect to any Global Security, and except as otherwise may be specified for such Global Security as contemplated by Section 301, the Corporate Trust Office of the Trustee shall be the Place of Payment where such Global Security may be presented or surrendered for exercise, payment or delivery of money or Warrant Property due with respect to such Security or registration of transfer or exchange, or where successor Securities may be delivered in exchange therefor, provided, however, that any such payment, delivery, presentation or surrender effected pursuant to the Applicable Procedures of the Depositary for such Global Security shall be deemed to have been effected at the Place of Payment for such Global Security in accordance with the provisions of this Indenture.

SECTION 1003. Money and Warrant Property for Securities Payments and Deliveries to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before the Payment or Settlement Date of the Securities of that series, segregate


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
and hold in trust for the benefit of the Persons entitled thereto money or Warrant Property sufficient to pay or deliver the money or Warrant Property becoming due on such date until such sums or property shall be paid or delivered to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to the Payment or Settlement Date of the Securities of that series, deposit with a Paying Agent money or Warrant Property sufficient to pay or deliver the money or Warrant Property becoming due with respect to such Securities on such date, such money or Warrant Property to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all money or Warrant Property held in trust by such Paying Agent for payment in respect of the Securities of that series.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay or deliver, or by Company Order direct any Paying Agent to pay or deliver, to the Trustee all money or Warrant Property held in trust by the Company or such Paying Agent, such money or Warrant Property to be held by the Trustee upon the same trusts as those upon which such money or Warrant Property were held by the Company or such Paying Agent; and, upon such payment or delivery by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money or Warrant Property.

      Any money or Warrant Property deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment or delivery of the amounts due on any Security of any series in accordance with its terms and remaining unclaimed for two years after such amounts have become due and payable or deliverable shall be paid or delivered to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment or delivery thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money or property, and all liability of the Company as trustee thereof, shall thereupon cease.


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
SECTION 1004.  Statement by Officers as to Default.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.  Existence.

      Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.  Payment of Taxes and Other Claims.

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1007.  Payment of Additional Amounts.

      Payments under the Securities will be made without deduction or withholding for or on account of any present or future tax, duty, assessment or governmental charge imposed upon or as a result of such payments by Switzerland or any jurisdiction in which a branch of the Company through which any Security is issued is located (or any political subdivision or taxing authority thereof or therein) (a "Relevant Jurisdiction") ("Taxes"), unless required by law. To the extent any such Taxes are so levied or imposed, the Company will, subject to the exceptions and limitations set forth below, pay such additional amounts ("Additional Amounts") to the Holder of any Security who is not a resident of the Relevant Jurisdiction or any political subdivision or taxing authority thereof or therein as may be necessary in order that every net payment of the principal of and interest on such Security and any other amounts payable on such Security, after withholding for or on account of such Taxes imposed upon or as a result of such payment, will not be less than the amount provided for in such Security to be then due and payable. However, the Company will not be required to make any payment of Additional Amounts to any such Holder if such payment can be made without such deduction or withholding by a paying agent other than the one required to make such a deduction or withholding. Further, the Company will not be required to make any payment of Additional Amounts to any such Holder for or on account of:

                  (i) any such Taxes which would not have been so imposed but for (a) the existence of any present or former connection between such Holder (or between a fiduciary, settler, beneficiary, member or shareholder of such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and Switzerland (or any political subdivision or taxing authority thereof or therein) including, without limitation, such Holder (or such fiduciary, settler, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (b) the presentation by or on behalf of the Holder of any such Security payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (ii) any estate, inheritance, gift, sales, transfer or
            personal property tax or any similar tax, duty, assessment or governmental charge;

                  (iii) any Taxes which are payable otherwise than by
            withholding from payments on or in respect of any Security;

                  (iv) any Taxes which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of or on behalf of Switzerland or any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge; or

                  (v) any combination of items (i) through (iv) above;

nor shall Additional Amounts be paid with respect to any payment on a Security to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

      The provisions of this Section 1007 shall also apply to any Taxes imposed by any jurisdiction in which a Person into which the Company has merged or to which the Company has conveyed, transferred or leased its property is located.

SECTION 1008.  Waiver of Certain Covenants.

      Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(3), 901(2) or 901(7) for the benefit of the Holders of such series or in Article Eight or Section 1008 if before the time for such compliance, the Holders of at least a majority in number of the Outstanding Warrants of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of Article.

      Securities of any series which are redeemable before their Expiration Date shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

SECTION 1102.  Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the number of Warrants of such series to be redeemed and, if applicable, the tenor of the Warrants to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103.  Selection by Trustee of Securities to Be Redeemed.

      If less than all the Securities of any series and of a specified tenor are to be redeemed (unless all the Securities of such series and tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate, provided that the unredeemed portion of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

      If any Security selected for partial redemption is exercised in part before termination of the exercise right with respect to the portion of the Security so selected, the exercised portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been exercised during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the amount thereof to be redeemed.

      The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of such Securities which has been or is to be redeemed.

SECTION 1104.  Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

      All notices of redemption shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the amount of the particular Security to be redeemed,

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed,

            (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

            (6) if applicable, the terms of exercise, the date on which the right to exercise the Security to be redeemed will terminate and the place or places where such Securities may be surrendered for exercise.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

SECTION 1105.  Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date, other than any Securities called for redemption on that date which have been exercised prior to the date of such deposit.

      If any Security called for redemption is exercised, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1106.  Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price.

SECTION 1107.  Securities Redeemed in Part.

      Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in number equal to and in exchange for the unredeemed portion of the Security so surrendered.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    UBS AG

                                    By__________________________


                                    By__________________________

                                     [Trustee]

                                    By__________________________

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